Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Burlington Coat Factory Investments Holdings, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended April 28, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd Weyhrich, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: June 12, 2012

/s/ Todd Weyhrich
Todd Weyhrich Executive Vice President—Chief Financial Officer (Principal Financial Officer)